UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________
Form 8-K
____________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 29, 2007
Waste Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-25955 (Commission File Number)	01-0780204 (IRS Employer Identification No.)
1122 International Blvd., Suite 601, Burlington, Ontario, Canada L7L 6Z8
(Address of principal executive offices)          (Zip Code)
Registrant’s telephone number, including area code (905) 319-1237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
     Item 8.01 Other Events.
     On June 29, 2007, Waste Services, Inc. announced that it had completed the simultaneous sale of its Texas operations and the acquisition of a transfer station and hauling company near Fort Myers, Florida with WCA Waste Corporation. In addition as part of the transaction, Waste Services also received $23.7 million in cash, and has agreed to pay a monthly amount of $125,000 to WCA for seven years in relation to the operation of the transfer station. A copy of the press release is furnished as an exhibit to this Form 8-K
Section 9 — Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits.
(d)     Exhibits.
     99.1 June 29, 2007 Press Release.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE SERVICES, INC.
	By:	/s/ Ivan R. Cairns
Ivan R. Cairns
Date: June 29, 2007		Executive Vice President and General Counsel

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